OTHER ASSETS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
OTHER ASSETS
Tax receivables	$ 66,872	$ 8,917
Deferred debt issuance costs	39,470	45,240
Deferred tax assets	21,146
Derivative assets	7,543	6,189
Property and equipment, net	116	151
Prepaid assets	58	53
Other current assets	10,559	10,409
Total other assets	$ 145,764	$ 70,959